UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2007
ARCHSTONE-SMITH OPERATING TRUST
(Exact name of registrant as specified in charter)

Maryland	1- 10272	90-0042860
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, including Area Code): (303) 708-5959
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Credit Agreement
Guaranty

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On May 29, 2007, Archstone-Smith Operating Trust (“ASOT”), as Borrower, and Archstone-Smith Trust (“ASN”), as Parent, entered into a Credit Agreement (the “Credit Agreement”) with Morgan Stanley Senior Funding, Inc., as Administrative Agent, and other various lender parties. The Credit Agreement provides for a $500 million unsecured revolving line of credit for ASOT, to be used for general business purposes. The material financial terms are identical to those included in ASOT’s $600 million line of credit head by JPMorgan Chase Bank, N.A. Pursuant to the terms of the Credit Agreement, ASOT’s payment and performance under the credit facility is guaranteed by a Guaranty executed by ASN. Copies of the Credit Agreement and the Guaranty are included as Exhibits 10.2 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
     The information set forth under Item 1.01 of this report is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial Statements of Businesses Acquired.
          Not applicable.
     (b) Pro Forma Financial Information.
          Not applicable.
     (c) Exhibits.

Exhibit 10.1	Credit Agreement, dated May 29, 2007, by and among, Archstone-Smith Operating Trust, as Borrower, Archstone-Smith Trust, as Parent, Morgan Stanley Senior funding, Inc., as Administrative Agent, J. and the other lender parties thereto.

Exhibit 10.2	Guaranty, dated May 29, 2007, executed by Archstone-Smith Trust for the benefit of Morgan Stanley Senior Funding, Inc., as Administrative Agent, and the other lender parties signatory to the Credit Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH OPERATING TRUST

	By:	/s/ Thomas S. Reif

Dated: May 30, 2007		Name: Thomas S. Reif
Title: Group Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit 10.1	Credit Agreement, dated May 29, 2007, by and among, Archstone-Smith Operating Trust, as Borrower, Archstone-Smith Trust, as Parent, Morgan Stanley Senior funding, Inc., as Administrative Agent, J. and the other lender parties thereto.

Exhibit 10.2	Guaranty, dated May 29, 2007, executed by Archstone-Smith Trust for the benefit of Morgan Stanley Senior Funding, Inc., as Administrative Agent, and the other lender parties signatory to the Credit Agreement.